Exhibit 32.2

HOT TOPIC, INC.

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350, as adopted).

I, Elizabeth McLaughlin, Chief Executive Officer of Hot Topic, Inc., certify that:

1. I have reviewed this amendment no. 1 to annual report on Form 10-K of Hot Topic, Inc.;

2. Based on my knowledge, this amendment no. 1 to annual report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

3. Based on my knowledge, the financial statements, and other information included in this amendment no. 1 to annual report, fairly present in all material respects the financial condition and results of operations of the registrant as of, and for, the periods presented in this amendment no. 1 to annual report.

Date: January 25, 2007

/s/ Elizabeth McLaughlin
Elizabeth McLaughlin
Chief Executive Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Hot Topic, Inc. and will be retained by Hot Topic, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification “accompanies” the amendment no. 1 to annual report on Form 10-K, is not deemed filed with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the amendment no. 1 to annual report on Form 10-K), irrespective of any general incorporation language contained in such filing.

I, James McGinty, Chief Financial Officer of Hot Topic, Inc., certify that:

1. I have reviewed this amendment no. 1 to annual report on Form 10-K of Hot Topic, Inc.;

2. Based on my knowledge, this amendment no. 1 to annual report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

3. Based on my knowledge, the financial statements, and other information included in this annual report, fairly present in all material respects the financial condition and results of operations of the registrant as of, and for, the periods presented in this amendment no. 1 to annual report.

Date: January 25, 2007

/s/ James McGinty
James McGinty
Chief Financial Officer
(Principal Financial Officer
and Principal Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Hot Topic, Inc. and will be retained by Hot Topic, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification “accompanies” the amendment no. 1 to annual report on Form 10-K, is not deemed filed with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the amendment no. 1 to annual report on Form 10-K), irrespective of any general incorporation language contained in such filing.